            THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                   PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                                                    Exhibit 25.2

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)          [  ]

                                  ------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                     13-5160382
(State of incorporation                      (I.R.S. employer
if not a U.S. national bank)                 identification no.)

48 Wall Street, New York, N.Y.               10286
(Address of principal executive offices)     (Zip code)

                                  ------------

                              LIFE RE CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                     01-0437851
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification no.)

969 High Ridge Road
Stamford, Connecticut                        06905
(Address of principal executive offices)     (Zip code)

                                  ------------

               Guarantee of Quarterly Income Preferred Securities
                          of Life Re Capital Trust II
                      (Title of the indenture securities)

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1. General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                    Name                                  Address
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     Superintendent of Banks of the State of      2 Rector Street,
     New York                                     New York, N.Y. 10006, and
                                                  Albany, N.Y. 12203

     Federal Reserve Bank of New York             33 Liberty Plaza,
                                                  New York, N.Y. 10045

     Federal Deposit Insurance Corporation        Washington, D.C. 20429

     New York Clearing House Association          New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of March, 1998.






                                             THE BANK OF NEW YORK



                                             By:    /s/   VAN K. BROWN
                                             -------------------------------
                                             Name:  VAN K. BROWN
                                             Title: ASSISTANT VICE PRESIDENT

                                EXHIBIT 7
______________________________________________________________________________

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries.
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              in Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.........         $ 5,004,638
 Interest-bearing balances..................................           1,271,514
Securities:
 Held-to-maturity securities................................           1,105,782
 Available-for-sale securities..............................           3,164,271
Federal funds sold and Securities purchased under agreements
 to resell..................................................           5,723,829
Loans and lease financing receivables:
 Loans and leases, net of unearned income.........34,916,196
 LESS: Allowance for loan and lease losses...........581,177
 LESS: Allocated transfer risk reserve...................429
 Loans and leases, net of unearned income, allowance,
  and reserve...............................................          34,334,590
Assets held in trading accounts.............................           2,035,284
Premises and fixed assets (including capitalized leases)....             671,664
Other real estate owned.....................................              13,306
Investments in unconsolidated subsidiaries and
 associated companies.......................................             210,685
Customers' liability to this bank on acceptances
 outstanding................................................           1,463,445
Intangible assets...........................................             753,190
Other assets................................................           1,784,795
                                                                     -----------
Total assets................................................         $57,536,995
                                                                     ===========
LIABILITIES:
Deposits:
 In domestic offices........................................         $27,270,824
 Noninterest-bearing..............................12,160,977
 Interest-bearing.................................15,109,847
 In foreign offices, Edge and Agreement subsidiaries,
  and IBFs..................................................          14,687,806
 Noninterest-bearing.................................657,479
 Interest-bearing.................................14,030,327
Federal funds purchased and Securities sold under agreements
 to repurchase..............................................           1,946,099
Demand notes issued to the U.S. Treasury....................             283,793
Trading liabilities.........................................           1,553,539
Other borrowed money:
 With remaining maturity of one year or less................           2,245,014
 With remaining maturity of more than one year through
  three years...............................................                   0
 With remaining maturity of more than three years...........              45,664
Bank's liability on acceptances executed and outstanding....           1,473,588
Subordinated notes and debentures...........................           1,018,940
Other liabilities...........................................           2,193,031
                                                                     -----------
Total liabilities...........................................          52,718,298
                                                                     -----------
EQUITY CAPITAL
Common stock................................................           1,135,264
Surplus.....................................................             731,319
Undivided profits and capital reserves......................           2,943,006
Net unrealized holding gains (losses) on available-for-sale
 securities.................................................              25,426
Cumulative foreign currency translation adjustments.........        (     16,342)
                                                                     -----------
Total equity capital........................................           4,818,697
                                                                     -----------
Total liabilities and equity capital........................         $57,536,995
                                                                     ===========

 I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that the Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                               Robert E. Keilman

 We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     J. Carter Bacot     )
     Thomas A. Renyi     )  Directors
     Alan R. Griffith    )
_______________________________________________________________________________